SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement ☒ Definitive Proxy Statement ☐ Definitive Additional Materials	☐ Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ALLIANCE BANCSHARES CALIFORNIA

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ALLIANCE BANCSHARES CALIFORNIA

100 Corporate Pointe

Culver City, CA 90230

May 1, 2004

Dear Shareholders:

We cordially invite you to attend the 2004 Annual Meeting of Shareholders. The meeting will be held on Friday, May 28, 2004 at 10:00 A.M. at the Four Points Sheraton, 5990 Green Valley Circle, Culver City, California.

We have enclosed the Notice of the 2004 Annual Meeting of Shareholders, the Proxy Statement, the Proxy Card and a postage prepaid return envelope, a copy of our Form 10-KSB filed with the Securities and Exchange Commission and a copy of our 2003 Summary Annual Report to Shareholders.

At the meeting, you will be asked to elect eight directors and to ratify our selection of McGladrey & Pullen, LLP as our independent auditors for the fiscal year ending December 31, 2004. We will also report on our performance in 2003 and answer your questions regarding Alliance Bancshares.

We look forward to seeing you at the meeting.

Sincerely,

Curtis S. Reis

Chairman of the Board,

Chief Executive Officer and President

ALLIANCE BANCSHARES CALIFORNIA

100 Corporate Pointe

Culver City, CA 90230

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held Friday, May 28, 2004

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Alliance Bancshares California will be held on Friday, May 28, 2004 at 10:00 a.m. (California time) at the Four Points Sheraton, 5990 Green Valley Circle, Culver City, California.

At the Annual Meeting we will ask you to:

1.	Elect eight directors to serve for a term of one year and until their successors are elected and qualified. The persons nominated by the Board of Directors (Michael L. Abrams, Robert H. Bothner, Lyn S. Caron, Willie D. Davis, Curtis S. Reis, D. Gregory Scott, Andrew A. Talley, Robert H. Thompson) are described in the accompanying Proxy Statement;

2.	Ratify our selection of McGladrey & Pullen, LLP as our independent auditors for the year ending December 31, 2004; and

3.	Transact any other business that may properly be presented at the meeting.

If you owned Common Stock of Alliance Bancshares California on April 12, 2004, the record date, you are entitled to attend and vote at the meeting.

With regard to the election of directors, the Bylaws of Alliance Bancshares provide for the nomination of directors in the following manner:

“Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of the shareholders called for the election of directors: or (ii) ten (10) days after the date of the mailing of the notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee of the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of elections shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as director between the last day for giving notice in accordance with this paragraph and the date of the election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.”

By Order of the Board of Directors,

Michael L. Abrams
Corporate Secretary

May 1, 2004

IMPORTANT

THE PROMPT RETURN OF YOUR SIGNED PROXY WILL BE HELPFUL IN REDUCING EXPENSES INCIDENT TO OUR SOLICITATION OF PROXIES.

ALLIANCE BANCSHARES CALIFORNIA

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held Friday, May 28, 2004

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement and proxy card?

We sent you this Proxy Statement and the enclosed proxy card because you own shares of Alliance Bancshares California. This Proxy Statement, which is furnished by the Board of Directors of Alliance Bancshares California, provides you with information which will help you to cast your vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

When you sign the proxy card, you appoint each of Lyn S. Caron and Michael L. Abrams, Directors of Alliance Bancshares, as your representatives at the Annual Meeting (your proxies). Ms. Caron and Mr. Abrams will vote your shares at the Annual Meeting, as you have instructed them on your proxy card(s). If an issue comes up for vote at the Annual Meeting that is not on the proxy card, Ms. Caron and Mr. Abrams will vote your shares, under your proxy, in accordance with their best judgment.

We began sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on May 4 , 2004 to all shareholders entitled to vote. Shareholders who owned Common Stock on April 12, 2004 (the record date) are entitled to vote. On the record date, there were 4,567,679 shares of Common Stock outstanding. This is our only class of voting stock outstanding.

We have enclosed our 2003 Summary Annual Report to Shareholders and our Form 10-KSB filed with the Securities and Exchange Commission, which includes our financial statements. The Summary Annual Report and Form 10-KSB are not to be considered part of the soliciting materials.

What am I voting on?

We ask you to vote on the election of eight directors and our selection of independent auditors for 2004. The sections entitled “Election of Directors” and “Ratification of Selection of Independent Auditors” give you more information on these proposals.

At the time this Proxy Statement was printed, we knew of no other matters to be acted on by the shareholders at the Annual Meeting.

How many votes do I have?

You have one vote for each share of our Common Stock. In the election of directors, you may be permitted to “cumulate” your votes.

What is “cumulative voting”?

Cumulative voting is a manner of voting in the election of directors in which each shareholder is entitled to a total number of votes equal to the number of directors to be elected multiplied by the number of votes the shareholder would have on a single matter. The number of votes a shareholder has on a single matter is the number of shares of Common Stock held by the shareholder. For example, if you hold 1,000 shares of Common Stock, you are entitled to 8,000 total votes in the election of directors (eight—the number of directors—multiplied by one vote per share of Common Stock, or 8,000 votes). A shareholder may use all of his or her votes for one nominee, or may distribute his or her votes among two or more nominees as the shareholder sees fit. No shareholder may cumulate votes unless at least one shareholder gives notice at the Annual Meeting of his or her intention to cumulate votes.

Ms. Caron and Mr. Abrams (your proxies) may, in their discretion, cumulate votes for shares with respect to which they have proxies.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either as a vote cast for or against any proposal.

How can I vote?

You may vote by mail

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the election of the nominees for directors identified in this Proxy Statement and FOR the selection of McGladrey & Pullen, LLP as our independent auditors for 2004.

You may vote in person at the meeting

You may attend the Annual Meeting and vote in person. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting. Otherwise, we cannot count your votes.

May I revoke my proxy?

If you have returned your signed proxy card, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•	You may notify our Secretary in writing before the Annual Meeting that you have revoked your proxy.

•	You may vote in person at the Annual Meeting.

How will shares I hold in street name be voted?

If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority to vote customers’ shares on certain “routine” matters, including the election of directors. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you have more than one account at the transfer agent and/or with stockbrokers, you will receive separate proxy cards for each account. Please sign and return all proxy cards to ensure that all your shares are voted.

How many votes may be cast at the Annual Meeting?

Based on the number of shares of Common Stock outstanding on the record date, up to 4,567,679 votes may be cast on any matter.

How many shares do you need to hold the Annual Meeting (what are the quorum requirements)?

Shares representing a majority of our outstanding votes on the record date of April 12, 2004 must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Accordingly, a quorum will be 2,283,840 shares.

Shares are counted as present at the meeting if the stockholder either:

•	is present at the meeting, or

•	has properly submitted a proxy card.

Who nominates individuals for election to the Board of Directors?

Our bylaws state that nominations for the election of individuals to the Board of Directors may be made by the Board of Directors or by any holder of our voting stock. Nominations, other than those made by the Board of Directors, must be made in writing. If you wish to make such nominations, your notice must be received by the President of Alliance Bancshares by no later than 21 days prior to the Annual Meeting or 10 days after the Notice of Annual Meeting is sent to shareholders. The complete requirements for nominations are set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

If nominations to the Board of Directors are not made as outlined above, the Chairman of the meeting must disregard the nominations and instruct the inspectors of election to disregard all votes cast for such nominees.

How many votes must the director nominees have to be elected?

The eight nominees receiving the highest number of votes will be elected as directors. This number is called a plurality. If you do not vote for a particular nominee, or you withhold authority to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

How many votes are required to ratify the selection of auditors?

The selection of McGladrey & Pullen, LLP will be ratified if a majority of the votes cast on the selection are in favor of ratification.

Who pays the costs of soliciting these proxies?

We pay for distributing and soliciting proxies and reimburse brokers, nominees, fiduciaries and other custodians reasonable fees and expenses in forwarding proxy materials to shareholders. Our directors, officers and regular employees may solicit proxies in person, through mail, telephone or other means. We do not pay those individuals additional compensation for soliciting proxies.

ELECTION OF DIRECTORS

Our bylaws state that the Board of Directors will consist of not less than six directors nor more than eleven directors, with the exact number fixed from time to time by the Board or by the shareholders. The Board of Directors has fixed the number of directors at eight as of the Annual Meeting.

The Board has nominated the eight current directors for re-election. Each nominee has indicated that he or she is willing to serve as a director. If any nominee is unable to serve or for good cause will not serve, Ms. Caron or Mr. Abrams (your proxies) may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, the Board may fill the vacancy until the next annual meeting. It is presently intended that all directors elected at the Annual Meeting will also serve as directors of Alliance Bank.

Information About the Nominees

The following information is provided regarding the nominees.

Name	Age at 4/15/04	Year First Elected or Appointed Director of Bancshares/ Bank	Principal Occupation
Michael L. Abrams	59	2000/1980	Mr. Abrams is an attorney specializing in civil litigation since 1971. Since March 1990, he has conducted his practice as the owner of a law firm known as, at various times since 1990, the Law Offices of Michael L. Abrams and the law firm of Abrams & Burman.

Robert H. Bothner	75	2000/1989	Mr. Bothner was in the securities business from 1956 to 1988, and served as Chairman of Sutro & Co., Inc., a securities dealer and investment banking firm, from July 1986 until his retirement on December 31, 1988.

Lyn S. Caron	60	2000/1986	Ms. Caron has been with Alliance Bank since 1980, including serving as an Executive Vice President since 1999. She has also been an Executive Vice President of Alliance Bancshares since it was formed in 2001.

Willie D. Davis	69	2000/1979	Mr. Davis is, and has been since 1977, President of All Pro Broadcasting, Inc., owner-operator of radio stations KCXX-FM in San Bernardino, CA and KATY-FM in Temecula, CA; and JZI-FM and WMCS-AM in Milwaukee, WI. Mr. Davis is a member of the Board of Directors of Sara Lee Corporation, Dow Chemical Co., MGM Mirage Inc., Wisconsin Energy, Johnson Controls, Strong Fund, Checker’s, Inc., Bassett Furniture and MGM/Manpower, Inc. Mr. Davis also serves as a trustee of the University of Chicago and Marquette University.

Name	Age at 4/15/04	Year First Elected or Appointed Director of Bancshares/ Bank	Principal Occupation

Curtis S. Reis	69	2000/1986	Mr. Reis has been President and Chief Executive Officer of the Alliance Bancshares since it was formed in 2001 and has also served as President and Chief Executive Officer of Alliance Bank since 1986. He was elected Chairman of Alliance Bank in 1991. Mr. Reis has been a commercial banker for over 45 years, 24 of which were with Bankers Trust Company, New York City, and six years with Crocker Bank, Los Angeles. Mr. Reis has served as a director of the California Bankers’ Association since 1990, is a member of its Executive Committee and is currently Chairman.

D. Gregory Scott	48	2000/1990	Mr. Scott is a Certified Public Accountant who has been a self-employed investor since 1998. From 1985 to 1998 he was General Manager and Chief Financial Officer of Shapell & Webb, a real estate investment and management company.

Andrew A. Talley	47	2003/2003	Mr. Talley has been President of Talley & Company, Certified Public Accountants, located in Orange, California, since 1989. He is a certified public accountant and an attorney.

Robert H. Thompson	67	2000/1986	Mr. Thompson is currently the owner of the Hal Thompson Company, a commercial and industrial real estate brokerage firm in the Los Angeles metropolitan area.

Board Committees and Meetings

The Board of Directors met 11 times during fiscal year 2003. No director attended less than 75% of all meetings of the Board of Directors and Committees on which he or she served held in 2003.

The following information is provided regarding certain Board Committees standing during 2003.

Audit Committee.    The members of the Audit Committee in 2003 were Messrs. Scott (Chairman), Abrams and Bothner. In March 2004, Mr. Talley was appointed to the Audit Committee to replace Mr. Abrams. The Audit Committee held eight meetings during 2003. The functions of the Audit Committee and its activities during fiscal 2003 are described below under the heading “Report of the Audit Committee.”

The Board of Directors has determined that Mr. Scott is an “audit committee financial expert” as that term is defined in Regulation S-B of the Securities and Exchange Commission. The Board of Directors has also determined that each current member of the Audit Committee is “independent” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934 and under the rules of the NASD.

Compensation and Nominating Committee.    The members of the Compensation and Nominating Committee are Messrs. Davis (Chairman), Bothner, Talley and Abrams. Each of these directors is considered “independent” under the rules of the NASD. The Compensation and Nominating Committee met four times during 2003. The purposes of the Compensation Committee are to (i) review not less than annually the performance and compensation of our executive officers; (ii) make recommendations to the Board of Directors regarding the compensation of our executive officers; (iii) establish the amount and criteria for bonuses; (iv) recommend to the Board of Directors individuals to fill vacancies created by the resignation of director or the expansion of the Board; and (v) recommend the slate of directors to be nominated by the Board of Directors for election at annual meetings of shareholders. The Compensation and Nominating Committee does not presently have a Charter.

The Compensation and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. The Compensation and Nominating Committee believes that members of the Board should have the highest professional and personal ethics and values. When considering candidates for director, the Compensation and Nominating Committee takes into account a number of factors in addition to the foregoing, including the following:

•	Judgment, skill, integrity and reputation

•	Experience at policy-making level in business, government or education

•	Experience in banking and the businesses targeted by us for lending and deposit relationships

•	Independence from management

•	Willingness to devote the required amount of time to perform duties and responsibilities of a Director and a commitment to enhancing shareholder value

•	Willingness to represent the interests of all shareholders

•	Existing commitments to other businesses

•	Actual or potential conflicts of interest with other pursuits

•	Corporate governance background

•	Financial and accounting background, to enable the Compensation and Nominating Committee to determine whether the candidate would be suitable for Audit Committee membership

•	Executive compensation background, to enable the Compensation and Nominating Committee to determine whether the candidate would be suitable for Compensation Committee membership

•	Size and composition of the existing Board

The Compensation and Nominating Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time, and not all of the above factors are weighted equally. The Compensation and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Compensation and Nominating Committee will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, or the size of the Board is expanded, the Compensation and Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the Compensation and Nominating Committee through current Board members or management, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Compensation and Nominating Committee, and may be considered at any point during the year.

The Compensation and Nominating Committee will consider candidates for directors recommended by shareholders who follow the proper procedures in submitting the recommendation. To be considered for election at an annual meeting, the recommendation must be submitted no later than January 31 of the year in which the meeting will be held. The recommendation must by in writing addressed to the Corporate Secretary and must include the following: (i) statement that the writer is a stockholder and is proposing a candidate for consideration by the Compensation and Nominating Committee; (ii) name and contact information for the candidate; (iii) statement of the candidate’s business and educational experience; (iv) information regarding each of the factors listed above (other than the factor regarding board size and composition) sufficient to enable the

Compensation and Nominating Committee to evaluate the candidate; (v) statement detailing any relationship between the candidate and any competitor of Alliance Bancshares and its subsidiaries; (vi) detailed information about any relationship or understanding between the writer and the candidate; and (vii) statement that the candidate is willing to be considered and is willing to serve as a director if nominated and elected.

Stockholders may personally nominate directors at an annual meeting by the following the procedures for stockholder nominations set forth in the Bylaws, which are set forth under “Information about the Annual Meeting and Voting—Who nominates individuals for election to the Board of Directors?”

Compensation of Directors

Alliance Bank compensates its non-employee directors. In 2003, Alliance Bank paid non-employee directors an annual retainer of $5,000 and a fee of $500 for each Board meeting attended.

Alliance Bancshares does not pay cash fees to its directors but from time to time grants options to its outside directors under the 1996 Combined Incentive and Non-Qualified Stock Option Plan. In 2003, Alliance Bancshares did not grant options to non-employee directors.

Director Attendance at Annual Meetings

We typically schedule a board meeting in conjunction with our Annual Meeting and expect that our directors will attend, absent a valid business or personal conflict. All of the directors attended our 2003 Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of the Board nominees.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected McGladrey & Pullen, LLP as our independent auditors for the year ending December 31, 2004. McGladrey & Pullen audited our financial statements for the year ended December 31, 2003. We expect a representative from McGladrey & Pullen will be present at the Annual Meeting, and we will provide the representative with the opportunity to make a statement if desired and to respond to appropriate questions by shareholders.

We engaged McGladrey & Pullen as our independent auditors on October 2, 2002. Prior to such engagement, we did not consult with McGladrey & Pullen regarding the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements. We paid the following fees to McGladrey & Pullen in 2002 and 2003:

	2002	2003
Audit Fees	$39,250	$53,000
Audit-related Fees(1)	$550	$2,600
Tax Fees	—	$27,200

(1)	Primarily review of S-8 registration statement and Form 8-Ks.

It is the policy of the Audit Committee that it must pre-approve all audit and non-audit services by the independent auditor. The Audit Committee has delegated to the Chairman of the Committee the authority to approve certain non-audit services. All of the services performed by McGladrey & Pullen in 2002 and 2003 were pre-approved by the Audit Committee.

Grant Thornton audited our financial statements for the year ended December 31, 2001. We terminated the engagement of Grant Thornton as our independent auditors on October 2, 2002. This decision was made by our Audit Committee. From January 1, 2000 through October 2, 2002: (i) we had no disagreements with Grant Thornton, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (ii) Grant Thornton did not advise us of any of the events requiring reporting under Item 304(a)(iv)(B) of Regulation S-B. For 2002, we paid Grant Thornton fees aggregating $77,000 principally in connection with our Form 10-QSBs for the quarters ended March 31, 2002 and June 30, 2002, and for the reissuance of their opinion in connection with the financial statements for the year ended December 31, 2001 included in our Form 10-KSB for 2002.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the ratification of the selection of McGladrey & Pullen LLP as our independent auditors for the year ending December 31, 2004.

The ratification of the selection of McGladrey & Pullen requires the affirmative vote of the holders of a majority of the number of shares voting on this matter. If the selection is not ratified by the shareholders, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent auditors for 2004. Because of the difficulty and expense of substituting accounting firms, it is the intention of the Board of Directors that the appointment of McGladrey & Pullen for the year 2004 will stand unless, for a reason other than the adverse vote of the shareholders, the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent auditor at any time or from time to time if it determines it is in the best interests of Alliance Bancshares and its shareholders.

OTHER INFORMATION

Security Ownership of Principal Shareholders and Management

The following table provides information as of the record date regarding the Common Stock and 7% Series A Non-Cumulative Convertible Preferred Stock (the “Series A Preferred”) owned by: (i) each person we know to beneficially own more than 5% of the outstanding Common Stock; (ii) each of our directors and nominees for director; (iii) each of our executive officers named in the Summary Compensation Table included in this Proxy Statement; and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, to our knowledge each person identified in the table has sole voting and investment power with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percent of Class	Number of Shares of Series A Preferred	Percent of Class
Michael L. Abrams	114,650	(2)	2.4%	10,000	1.4%
Robert H. Bothner	122,403	(3)	2.6	7,000	1.0
Lyn S. Caron	110,600	(4)	2.4	5,000	0.7
Willie D. Davis	553,373	(5)	11.4	14,000	1.9
Curtis S. Reis	943,615	(6)	20.1	9,000	1.2
D. Gregory Scott	132,671	(7)	2.9	10,000	1.4
Andrew A. Talley	10,000	(8)	0.2	10,000	1.4
Robert H. Thompson	284,159	(9)	6.0	5,000	0.7
Daniel T. Jackson	39,000	(10)	0.8	2,500	0.3
Daniel L. Erickson	3,000	(11)	0.1	2,500	0.3
Pamela Reis	666,100	(12)	14.5	15,000	2.0
The Clark Estates, Inc. Rockefeller Plaza, Suite 3100 New York, NY 10020-2102	438,846	(13)	9.4	0	—%
All directors and executive officers as a group (10 persons)	2,313,471	(14)	38.1	75,000	10.2

—	Less than 0.1%
(1)	The business address of each director and executive officer is c/o Alliance Bancshares California, 100 Corporate Pointe, Culver City, California 90230.
(2)	Includes: (i) 24,250 shares which may be acquired upon conversion of convertible subordinated debentures; (ii) 40,000 shares which may be acquired upon exercise of options: and (iii) 10,000 shares which may be acquired upon conversion of the Series A Preferred.
(3)	Includes: (i) 31,250 shares which may be acquired upon conversion of convertible subordinated debentures; (ii) 30,000 shares which may be acquired upon exercise of options; and (iii) 7,000 shares which may be acquired upon conversion of the Series A Preferred.
(4)	Includes: (i) 21,250 shares which may be acquired upon conversion of convertible subordinated debentures; (ii) 50,000 shares which may be acquired upon exercise of options; and (iii) 5,000 shares which may be acquired upon conversion of the Series A Preferred.
(5)	Includes: (i) 281,250 shares which may be acquired upon conversion of convertible subordinated debentures; (ii) 10,000 shares which may be acquired upon exercise of options; and (iii) 14,000 shares which may be acquired upon conversion of the Series A Preferred.
(6)	Includes: (i) 100,000 shares which may be acquired upon exercise of warrants; (ii) 25,000 shares which may be acquired upon conversion of convertible subordinated debentures; and (iii) 635,100 shares, including 9,000 shares which may be acquired upon conversion of the Series A Preferred, held by the Reis Family Trust, which respect to which Mr. Reis shares voting and investment power with his spouse Pamela Reis as co-trustee.

(7)	Includes: (i) 31,250 shares which may be acquired upon conversion of convertible subordinated debentures; and (ii) 10,000 shares which may be acquired upon exercise of options; and (iii) 10,000 shares which may be acquired upon conversion of the Series A Preferred.
(8)	Includes 10,000 shares which may be acquired upon conversion of the Series A Preferred.
(9)	Includes: (i) 106,250 shares which may be acquired upon conversion of convertible subordinated debentures; (ii) 35,000 shares which may be acquired upon exercise of options; (iii) 10,000 shares owned by a partnership of Mr. Thompson and his children; and (iv) 5,000 shares which may be acquired upon conversion of the Series A Preferred.
(10)	Includes: (i) 35, 000 shares which may be acquired upon exercise of options; and (ii) 2,500 shares which may be acquired upon conversion of the Series A Preferred.
(11)	Includes 2,500 shares which may be acquired upon conversion of the Series A Preferred.
(12)	Includes: (i) 25,000 shares which may be acquired upon the conversion of convertible subordinated debentures; (ii) 6,000 shares which may be acquired upon conversion of the Series A Preferred; and (iii) 635,100 shares, including 9,000 shares which may be acquired upon conversion of the Series A Preferred, held by the Reis Family Trust, which respect to which Ms. Reis shares voting and investment power with her spouse Curtis S. Reis as co-trustee.
(13)	Includes 85,000 shares which may be acquired upon conversion of convertible subordinated debentures.
(14)	Includes: (i) 520,500 shares which may be acquired upon conversion of convertible subordinated debentures; (ii) 310,000 shares which may be acquired upon exercise of options and warrants; and (iii) 75,000 shares which may be acquired upon conversion of the Series A Preferred.

Compliance with Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and 10% shareholders to file reports with the Securities and Exchange Commission on changes in their beneficial ownership of Common Stock and to provide us with copies of the reports. Based on our review of these reports, we believe that all of these persons have filed all required reports on a timely basis in 2002 except: (i) Mr. Abrams was delinquent in the filing of a Form 4 on two occasions (in connection with acquisitions of 2,000 and 500 shares, respectively); and (ii) Mr. Erickson was delinquent in the filing of a form on one occasion relating to his purchase of 500 shares.

Executive Officers

Our executive officers are Curtis S. Reis, Daniel T. Jackson, Lyn S. Caron and Daniel L. Erickson. The biographies of Mr. Reis and Ms. Caron are included under the section “Election of Directors.”

Mr. Jackson (age 45) has been employed by Alliance Bank since 1997, and was appointed Executive Vice President/Chief Credit Officer of the Bank in 1999 and of Alliance Bancshares California in 2001.

Mr. Erickson (age 59), who is a Certified Public Accountant, was appointed Executive Vice President and Chief Financial Officer of Alliance Bancshares California and Alliance Bank in May 2002. From November 1998 to April 2002 he was the Executive Vice President and Chief Financial Officer of Pacific Mercantile Bank, Costa Mesa, California.

Compensation of Executive Officers

The following table shows certain information regarding compensation paid during the last three years to the Chief Executive Officer and each person who was an executive officer at the end of 2003 whose salary and bonus exceeded $100,000 during 2003 (the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation				All Other Compensation($)(1)
Name and Principal Position	Year	Salary($)	Bonus($)
Curtis S. Reis Chief Executive Officer and President	2003 2002 2001	$173,333 147,160 144,827	$93,391 74,000 56,400		$7,361 9,095 5,312

Daniel T. Jackson Executive Vice President/ Chief Credit Officer	2003 2002 2001	144,333 134,167 125,165	76,601 29,000 23,673		7,850 7,180 6,359

Lyn S. Caron Executive Vice President	2003 2002 2001	114,000 109,583 105,555	48,625 18,000 16,601		6,385 5,764 5,220

Daniel L. Erickson(2) Executive Vice President and Chief Financial Officer	2003 2002 2001	111,333 72,000 —	20,226 29,000 —	(3)	4,830 1,620 —

(1)	Represents amounts contributed by the Bank under the Alliance Bank Employees’ Savings Plan, described below.
(2)	Mr. Erickson commenced employment in May 2002.
(3)	Includes a sign-on bonus of $20,000.

The following table sets forth certain information with respect to options granted during 2003 by the Named Executive Officers:

2003 Option Grants

Name	No. of Securities Underlying Options/SARs Granted(1)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
Curtis S. Reis	25,000	30.9%	$6.71	7/19/2008
Daniel T. Jackson	—	—	—	—
Lyn S. Caron	—	—	—	—
Daniel L. Erickson	10,000	12.3%	$6.10	7/19/2013

(1)	Each of these options vests in five equal annual installments over five years.

The following table sets forth certain information regarding options exercised during 2003 by the Named Executive Officers and the options held by the Named Executive Officers at year-end.

2003 Option Exercises and Year-End Option Values

	Shares Acquired on Exercise(#)	Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End(#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year End($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Curtis S. Reis	25,000	$152,500	0	25,000	—	$51,000
Daniel T. Jackson	0	—	35,000	5,000	$254,750	$31,500
Lyn S. Caron	0	—	50,000	0	$377,500	—
Daniel L. Erickson	0	—	0	10,000	—	$26,500

(1)	In accordance with Securities and Exchange Commission rules, the value of unexercised “in-the-money” options is the difference between the closing sale price of the Common Stock on December 31, 2003 ($8.75 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

1996 Combined Incentive and Non-Qualified Stock Option Plan

The 1996 Combined Incentive and Non-Qualified Stock Option Plan (the “Plan”) provides for the issuance of up to 800,000 shares of Common Stock upon the exercise of options granted to our directors, officers and employees. Options may be either “incentive stock options”—options which contain certain terms and conditions set forth in Section 422 of the Internal Revenue Code (“Incentive Stock Options”)—or options which do not contain such terms and conditions (“Non-Qualified Stock Options”). The purpose of the Plan is to provide participating directors, officers and employees incentive for high-levels of performance and for unusual efforts to increase our earnings.

The Plan may be administered by either the Board of Directors or, at the discretion of the Board, a committee of the Board (the “Administrator”). Currently, the Plan is administered by the Board of Directors. The Administrator has broad discretionary authority in administering the Plan.

Full-time salaried officers and employees who have completed six months of service and directors are eligible to be granted options under the Plan. A person may receive more than one option under the Plan. At April 12, 2004, approximately 45 persons were eligible to receive options under the Plan.

The Administrator has the authority to determine who receives options and the terms and conditions of the options. The Administrator may specify conditions upon which each option may become exercisable (“vest”) provided that each option must vest at a rate of at least 20% per year. The exercise price of any option may not be less than the fair market value of the Common Stock as determined by the Administrator on the date of the grant, except that the exercise price of any options granted to a 10% shareholder may not be less than 110% of the fair market value of Common Stock on the date of grant. The exercise price may be paid in cash or by check or any other consideration acceptable to the Administrator. The term of any option may not exceed ten years, except that the term of any option granted to a 10% shareholder may not exceed five years. An option will terminate prior to its stated expiration date within a specified period following termination of employment (or service as a director) of the optionee. No option is transferable except by will of the laws of descendant distribution.

The Plan may be amended from time to time by the Board of Directors. Certain amendments also require the approval of a majority of the shares entitled to vote and a majority of the disinterested shares voting on the matter. The Board of Directors may amend any outstanding option, including reducing the exercise price to not less that the fair market value of the Common Stock on the date of the amendment, provided that any amendment which adversely affects the optionee must also be approved by the optionee.

The Plan was adopted in 1996, and will terminate in February 2006.

Employee Savings Plan

Although Alliance Bancshares does not have an employees’ savings plan, our employees participate in the Alliance Bank Employees’ Savings Plan, a defined contribution/salary reduction 401(k) plan that became effective in November 1983. Under the Alliance Bank Employees’ Savings Plan, all full-time employees who have completed three months of service are eligible to have up to 15% of their gross monthly salary withheld and contributed to the Plan. Alliance Bank currently matches employee contributions up to 4% of gross monthly salary. This Plan was established as a means for eligible employees to save for their retirement. Participants select from several investment options, none of which provides for investment in the stock of either Alliance Bancshares or Alliance Bank.

Certain Relationships and Related Transactions

From time to time we have made loans to directors and executive officers. All of these loans which were either made or were outstanding in 2003 were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectability or present other unfavorable features.

Code of Ethics

We have a code of ethics that applies to our officers and employees. We will provide without charge a copy of the code of ethics to any person who so requests by a letter addressed to the Corporate Secretary, Alliance Bancshares California, 100 Corporate Pointe, Culver City, California 90230.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Alliance Bancshares California specifically incorporates this Report by reference therein.

The Audit Committee has a charter, which was amended in March 2004. A copy of the Audit Committee charter, as amended, is attached as Exhibit A to this Proxy Statement.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. In this connection, the Audit Committee assists the Board in oversight of the Alliance Bancshares’ accounting and financial reporting, internal controls and the audit of the financial statements. The Audit Committee advises the Board of Directors in the selection, evaluation and replacement of independent auditors to the Board of Directors, approves all non-audit services and fees for audit and non-audit services charged by the independent auditors.

In fulfilling its oversight responsibilities the Audit Committee reviewed and discussed the audited financial statements included in the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission, as well as the unaudited financial statements filed with our quarterly reports on Form 10-QSB. The Audit Committee also met and discussed with management and the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 61. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Alliance Bancshares and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

The Audit Committee also met and discussed with the independent auditors issues related to the overall scope and objectives of the audit, internal controls, the specific results of the audit investigation, critical accounting policies and the subjective judgments utilized in the preparation of the financial statements. Management attended some or all of each of these meetings.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for fiscal year 2003 filed with the Securities and Exchange Commission.

Management is responsible for Alliance Bancshares’ financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Alliance Bancshares’ independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is neither our duty nor our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of Alliance Bancshares and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on Alliance Bancshares’ financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our consultations and discussions with management and the independent auditors do not assure that Alliance Bancshares’ financial statements are presented in accordance with generally accepted accounting principles, that the audit of Alliance Bancshares financial statements has been carried out in accordance with generally accepted auditing standards or that Alliance Bancshares’ independent accountants are in fact “independent.”

Respectfully submitted by the Audit Committee.

/s/ D. Gregory Scott, Chairman

/s/ Robert H. Bothner

/s/ Andrew A. Talley

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders who want to communicate with the Board of Directors or any individual Director should write to: Corporate Secretary, Alliance Bancshares California, Culver City, California 90230. The letter should indicate that you are a shareholder of Alliance Bancshares California, and set forth the number of shares you hold and how the shares are held if they are not registered in your name. Depending upon the subject matter, the Corporate Secretary will:

•	Forward the communication to the Director or Directors to whom it is addressed

•	Delegate the inquiry to management where it is a request for information about us or a stock-related matter

•	Not forward the communication, if it is primarily commercial in nature, or if it relates to an improper or irrelevant topic, or is repetitive or redundant

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

If you wish to submit a proposal to be included in our proxy statement for the 2005 Annual Meeting of Shareholders, we must receive them on or before January 1, 2005. Please address your proposals to: Corporate Secretary, Alliance Bancshares California, 100 Corporate Pointe, Culver City, California 90230.

OTHER MATTERS

Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

Alliance Bancshares California will furnish without charge a copy of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission, including the financial statements and financial statement schedules thereto, to any shareholder who so requests by writing to Corporate Secretary, Alliance Bancshares California, 100 Corporate Pointe, Culver City, California 90230.

By Order of the Board of Directors

Michael L. Abrams

Corporate Secretary

Dated: May 1, 2004

EXHIBIT A

ALLIANCE BANCSHARES CALIFORNIA

AUDIT COMMITTEE CHARTER

ARTICLE 1—ORGANIZATION

The Board of Directors (the “Board”) of Alliance Bancshares California (the “Company”) has established an Audit Committee to undertake the responsibilities and perform the tasks set forth in this Charter.

ARTICLE 2—COMPOSITION

The Audit Committee shall be comprised of at least three directors, each of whom shall not be an officer or employee of the Company, and shall not have any relationship, which in the opinion of the Board, would interfere with the exercise of independent judgement in carrying out his or her responsibilities as a member of the Audit Committee.

The members of the Audit Committee shall be designated by the Board and can be changed at any time.

ARTICLE 3—PURPOSE

The purpose of the Audit Committee is to:

1. Provide oversight of the Company’s general accounting, financial reporting and internal controls;

2. Provide oversight of the Company’s financial statements and the independent audit thereof;

3. To be responsible for the appointment, compensation, retention and oversight of the independent auditor;

4. Evaluate the independence of the outside auditors; and

5. Monitor the performance of the annual internal audit program.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Company and are not, and do not all represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing, including matters relating to the determination of the independence of the outside auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on: (i) the integrity of those persons and organizations within and outside the Company from which it receives information; (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

The function of the Audit Committee is to act in an oversight capacity. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements. Furthermore, management is responsible for maintaining appropriate accounting and financial reporting principles, policies, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations.

The Chief Financial Officer and the Compliance Officer are responsible for examining and evaluating the adequacy and effectiveness of the systems of internal controls of the Company to ensure: (i) the reliability and integrity of information; (ii) compliance with the policies and procedures, as well as laws and regulations; (iii) the safekeeping of assets; and (iv) the efficient use of resources.

1

ARTICLE 4—DUTIES AND POWERS

To carry out its purpose, the Audit Committee shall have the following duties and powers:

1. With respect to the independent auditors:

(a) to select, evaluate and replace the independent auditors;

(b) to approve any non-audit services to be performed by the independent auditors;

(c) to review the fees charged by the independent auditors for audit and non-audit services; and

(d) to ensure that the independent auditors prepare and deliver an annual Statement as to Independence (it being understood that the auditors are responsible for the accuracy and completeness of the Statement), to discuss with the auditors any relationships or services disclosed in this Statement that may affect the objectivity and independence of the Company’s auditors and to recommend that the Board take the appropriate action in response to this Statement to satisfy itself of the auditors independence.

2. With respect to the financial reporting principles, accounting policies, internal controls, and audit procedures:

(a) to advise management and the independent auditors that they are expected to provide the Audit Committee with a timely written analysis of significant financial reporting issues and practices;

(b) to consider any reports or communications (including management’s responses thereto) submitted to the Audit Committee by independent or internal auditors including reports and communications related to;

•	deficiencies noted in the design or operation of internal controls;

•	potential fraud or misstatement in a financial statement;

•	detection of illegal acts;

•	exceptions under generally accepted auditing standards.

•	significant accounting policies;

•	management judgments and accounting estimates and assumptions

•	significant financial adjustments arising from an audit;

•	management information in the audited financial statements;

•	disagreements with management;

•	major issues or weaknesses discussed with management in performing an audit;

•	auditor’s judgments about the quality of accounting principles;

•	inadequate internal control programs;

(c) to discuss any significant matters arising from any audit, whether raised by management or the independent auditors, relating to the financial statements;

(d) to review the form of the annual opinion the independent auditors propose to render to the Board and shareholders;

(e) to review the annual audited financial statements and related footnotes;

(f) to discuss significant changes in auditing and accounting principles, policies, controls, procedures and practices;

(g) to inquire about significant risks and exposures, if any, and take the steps taken to monitor and minimize such risks and;

2

(h) to discuss with legal counsel any significant legal matters that may have a material effect on the financial statements and compliance policies.

3. Additional Duties:

1. to review this Charter at least annually and recommend any changes to the Board: and

2. to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

ARTICLE 5—RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including, when necessary, the authority to engage independent auditors for special audits, review and other procedures and to retain special counsel and other experts or consultants.

ARTICLE 6—MEETINGS

The Audit Committee will meet at least four times every year or more frequently if circumstances dictate. The Audit Committee may request any officer or employee of the Company, outside counsel, consultants or independent auditors to attend a meeting of the Audit Committee. Members of the Audit Committee may participate in a meeting by means of a conference call of similar communications equipment for which all persons participating in the meeting can hear each other.

ARTICLE 7—MINUTES OF THE MEETING

Minutes shall be taken of each meeting of the Audit Committee, indicating which members of the Audit Committee were present and summarizing the decisions, recommendations and agreements reached. The Chairman of the Audit Committee will submit the minutes and the attachments considered necessary to the Board at its next meeting for its review and ratification.

ARTICLE 8—QUORUM AND COMMITTEE DECISIONS

A quorum shall consist of the majority of the members of the Audit Committee. The decisions of the Audit Committee shall be adopted by an affirmative vote of the majority of the members present at the meeting in which the decision is considered. In the event of a tie, the decision will be submitted to the Board in their next meeting and no action will be taken until the Board makes a decision.

ARTICLE 9—AMENDMENTS

This Charter can be amended at any time and from time to time by the Board.

3

DETACH PROXY CARD HERE

(Please mark your choice like this X in black or blue ink.)

(1) Election of the following nominees as directors:

Michael L. Abrams Curtis S. Reis

FOR WITHHOLD

Robert H. Bothner D. Gregory Scott

Lyn S. Caron Andrew A. Talley Willie D. Davis Robert H. Thompson

(Authority to vote for any nominee may be withheld by lining through or otherwise striking out the name of such nominee.)

Before You Must

Please

(2) Ratification of the selection of McGladrey & Pullen, LLP as independent auditors. Returning

Detach

FOR AGAINST ABSTAIN

This Detach it in the Portion Enclosed

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, Here administrator, trustee or guardian, please give full title.) of the

Proxy Envelope

Dated:             , 2004

Card

Signature

ADDRESS LABEL

THIS SPACE MUST BE LEFT BLANK Signature if held jointly              I plan to attend the Meeting: YES             No

This proxy will be voted FOR the nominees and FOR ratification of the selection of the independent auditors, unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the Meeting.

ALLIANCE BANCSHARES CALIFORNIA

ANNUAL MEETING OF SHAREHOLDERS

May 28, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ALLIANCE BANCSHARES CALIFORNIA

The undersigned hereby appoints Lyn S. Caron and Michael L. Abrams, and each of them, the proxy or proxies of the undersigned with full powers of substitution to each to attend the Annual Meeting of Shareholders of Alliance Bancshares California to be held on Friday, May 28, 2004 at the Four Points Sheraton, 5990 Green Valley Circle, Culver City, California, beginning at 10:00 A.M. local time, and any adjournments thereof, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the Proxy Statement dated May 1, 2004.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, 2003 SUMMARY ANNUAL REPORT AND FORM 10-KSB OF ALLIANCE BANCSHARES CALIFORNIA.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” ALL NOMINEES

AND

“FOR” RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

(This proxy is continued on the reverse side. Please date, sign and return promptly.)